UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

Immunomedics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Immunomedics, Inc., a Delaware corporation (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) at the Company’s headquarters, 300 The American Road, Morris Plains, New Jersey, on Thursday, June 29, 2017. At the Special Meeting, the following matter was submitted to a vote of stockholders:

•      The approval of the amendment and restatement of the Company’s certificate of incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from 165,000,000 shares, consisting of (i) 155,000,000 shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) 10,000,000 shares of preferred stock, $0.01 par value per share (“Preferred Stock”), to 260,000,000 shares, consisting of (A) 250,000,000 shares of Common Stock, and (B) 10,000,000 shares of Preferred Stock.

At the close of business on June 2, 2017, the record date for the determination of stockholders entitled to vote at the Special Meeting (the “Record Date”), 110,297,801  shares of the Company’s Common Stock were outstanding and entitled to vote at the Special Meeting, and 1,000,000 shares of the Company’s Series A-1 Convertible Preferred Stock, $0.01 par value per share (the “Series A-1 Convertible Preferred Stock”) were outstanding and entitled to vote at the Special Meeting.  Each share of Common Stock outstanding as of the Record Date was entitled to one vote per share, and each share of Series A-1 Convertible Preferred Stock outstanding as of the Record Date was entitled to 23 votes per share. The holders of Common Stock and Series A-1 Convertible Preferred Stock voted together as a single class.

The holders of 66.21% of the shares of the Company’s Common Stock and  Series A-1 Convertible Preferred Stock (calculated together as a single class and on an as-converted basis (without regard to whether the Company has sufficient authorized but otherwise unissued or unreserved shares of Common Stock to permit such conversion)) were represented in person or by proxy at the Special Meeting, constituting a quorum.

With respect to the approval of the amendment and restatement of the Company’s certificate of incorporation, as amended, the votes were as follows:

For	Against	Abstain
86,728,547	1,333,480	175,262

The foregoing votes reflect that the Company’s amended and restated Certificate of Incorporation to increase the number of authorized shares of the Company’s capital stock, all classes, from 165,000,000 shares to 260,000,000 shares was approved.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation, dated June 29, 2017.
99.1	Press Release of Immunomedics, Inc., dated June 29, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

	By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Vice President, Finance and Chief Financial Officer

Date: June 29, 2017